UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 1, 2009


                          BELLTOWER ENTERTAINMENT CORP.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             11684 Ventura Boulevard
                                    Suite 685
                              Studio City, CA 91604
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 1, 2009, the Company ended the engagement of Morgenstern, Svoboda & Baer, CPA's, P.C. ("Morgenstern") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

     The report of Morgenstern's predecessor, Schumacher & Associates, Inc., LLC ("Schumacher")) on the Company's financial statements for the fiscal years ended April 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion. Morgenstern had replaced Schumacher on September 12, 2008 and the Company had filed a Form 8-K on September 15, 2008 with the Securities and Exchange Commission to report said change. During the Company's fiscal years ended April 30, 2009, 2008 and 2007, there were no disagreements with Schumacher and Morgenstern, or either, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher and Morgenstern, or either, would have caused Schumacher and Morgenstern, or either, to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

     The Company requested that Morgenstern furnish it with a letter addressed to the Company confirming its dismissal and whether or not it agrees with the Company's statements contained herein. A copy of the letter furnished by Morgenstern in response to that request dated July 1, 2009 is filed as Exhibit
16.1 to this Form 8-K. (A copy of the letter furnished by Schumacher at the time Morgenstern was engaged as the independent public accountants dated September 12, 2008 was filed as Exhibit 16.1 to a Form 8-K dated September 15, 2008 filed by the Company with the Securities and Exchange Commission to report said change.)

(b) On July 1, 2009, Acqavella, Chiarelli, Shuster, Berkower & Co., LLP ("Acqavella") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Acqavella, the Company has not consulted with Acqavella regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS.

    16.1    Letter re: Change of Certifying Accountant


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 1, 2009


                                    BELLTOWER ENTERTAINMENT CORP.


                                    By: /s/ DONALD K. BELL
                                        ______________________
                                            Donald K. Bell
                                            President






















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